[NEWSLETTER: FOURTH QUARTER PAUZE' OUTLOOK

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Mr. Phil Pauze', is President of PAUZE' SWANSON CAPITAL MANAGEMENT CO., Houston,
TX., a firm which specializes in the management of fixed income portfolios. He is President and Trustee of PAUZE'/SWANSON UNITED SERVICES FUNDS and owner of PHILIP C. PAUZE' & ASSOCIATES, a management consulting firm. The Pennsylvania Funeral Trust offers the PAUZE'S U.S. GOVERNMENT TOTAL RETURN BOND FUND and BANDED DURATION(R) method of investing as two of its investment options.
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                              FOURTH QUARTER - 1995

                           IT'S BEEN A FRIENDLY MARKET

By any measure, 1995 has been a friendlier market than 1994. In the jargon of an investment manager, the term "friendly" is applied to those conditions in which interest rates stay the same or decline. The conditions in 1995 presented a picture in sharp contrast to 1994. Inflation, the worry in 1994, ceased to be viewed as a problem in 1995. Pittsburgh's PNC Bank Corp. reported that even the price of gifts in the holiday classic "The 12 Days of Christmas", including sevens swans a-swimming to five gold rings, were down an impressive 21.7% from a year ago.

The following is a summary of market price activity for the Fourth Quarter of 1995 and for the entire year of 1995.

                                                         PRINCIPAL CHANGE
                                                     ------------------------
                                                     4TH QUARTER         YEAR
                                                     -----------         ----
     30 YEAR BOND ........................              6.22%           21.47%
     10 YEAR NOTE ........................              3.94%           15.09%
     5 YEAR NOTE .........................              2.81%           10.41%
     2 YEAR NOTE .........................              1.19%            4.97%
     90 DAY BILL .........................               .38%            1.81%

Here are some significant factors which influence the bond market:

DOLLAR VALUATION. After a rather large roller-coaster ride in mid- year, the dollar ended 1995 holding its own versus the Japanese yen on a year-over-year basis; the dollar gained 2.4%. Against the German deutschmark, the dollar gained significantly, closing 9% higher than a year earlier. The fact that the dollar gained strength against the major foreign currencies is strong indication that inflation is benign and fundamental economic strength in the U.S. is good relative to other countries. We expect that the dollar will continue to gain strength against the Japanese yen and, in the process, assist in higher bond prices.

THE FEDERAL RESERVE. The Federal Reserve is in the cat-bird seat. Having manipulated short rates to the benefit of inflation hawks, it is now in the position of being able to lower rates during an election year...for reasons other than political. President Clinton should hang medals on both Alan Greenspan and Paul Volker for engineering this incredible circumstance. If the President is re-elected, he has them to thank. The Fed will probably lower rates in late spring/early summer to both accommodate a "soft landing" scenario and to pay homage to the incumbent, who most recently appointed most Board members. Whenever it occurs, it most likely will benefit the bond market which is paying little attention to the possibility of inflation as a result of the cheap money.

RAW MATERIALS PRICES. If there is a red flag on the inflation front, it is commodity prices. For the first eight months of this year, the Commodity Research Bureau Index (CRB Index) hovered in a tight zone of +/- 1% of its beginning year prices. Then in August, it popped up a full 3% in a 30 day period. Market watchers shuddered at the prospect of higher raw materials prices and the bond market retreated as it almost always does at the hint of inflation. But just as fast as they went up in August, they came down in November and December finishing the year less than 1% higher than they started the year.

But one year does not a market make. Technicians who have followed this average as an indicator to bond prices (there is an 80% inverse correlation between the CRB INDEX and long term U.S. government bond prices) have noted that the major downtrend in the CRB Index that occurred in the '80s ceased in 1993, and that higher prices were on the horizon. The rise over longer periods illustrates the concern; a 4.4% in the past 24 months; 16.8% in the past 36 months!

GOLD PRICES. The price of gold, another leading indicator for bonds, has been steady for most of 1995. Starting the year at $384 per ounce, it gained a scant $3 during the year and actually lost ground over the previous 24, however, it gained 16.5% over the past 36 month period. While inflation looks tame, the concern is over the longer term.

OUR VIEW OF INTEREST RATES. How much better can the published -fundamentals get? Many are saying that interest rates are headed lower with forecasts in the 5.5-5% range. While that may be true, what will drive them there? The good news is out...low CPI increases, flat commodity prices in 1995, a stable price of gold, and the prospect of a balanced budget. Worlds too good to be true? Is all the good news priced into the market? If there is any disappointment in any of the fundamentals, prices could pull back 5-8% from these levels. On a technical basis, there are divergences between price action and the weekly relative strength index, a very reliable indicator. Additionally, the weekly RSI is overbought, a good indicator that the current rally is maturing. Thus, while the bond market has some upside potential, we feel that it is limited and that extreme caution is warranted during the First and Second Quarters of 1996. However, with bond mutual funds only 91% invested, there will be plenty of cash available for the next leg up.

The dividends for the PAUZE' U.S. GOVERNMENT TOTAL RETURN BOND FUND for the 4th Quarter, 1995, totaled $0.15 and the total return was 4.38%. Twelve (12) month Total Return 12/29/94 through 12/29/95 was 14.25%. Total return for the life of the fund from 1/10/94 to 12/29/95 was 3.92%.


  TOTAL RETURN INDEX DECEMBER 29, 1995

        TOTAL RATE OF RETURN              3 MO   2 YR    5 YR    10 YR   30 YR
             IN PERCENT                   BILL    TSY     TSY     TSY     TSY
             ----------                   ----   -----   -----   -----   -----
     PAST 90 DAYS ..................      1.35    2.22    3.10    5.29    8.44
       ANNUALIZED                         5.47    9.01   12.58   21.47   34.25

     PAST YEAR .....................      6.05   10.77   16.28   24.02   33.50

     YEAR-TO-DATE ..................      5.99   10.71   16.25   24.03   33.86

     12/30/94 ......................      5.96   10.65   16.16   23.90   33.67
       ANNUALIZED

NOTE: ALL RETURNS ON INVESTMENT AND REINVESTMENT IN "CURRENT" ISSUES

SOURCE: BONDDATA TECHNICAL SERVICE

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Disclaimer:  The data shown is from sources generally  considered to be reliable and accurate, however, errors may occur and therefore calculations are not guaranteed. Please note that past performance is not a guarantee of future results. Investment return and principal value will fluctuate.

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Comments  herein  do not  constitute  a  solicitation  for  investment  into any registered mutual fund. Such solicitation can only take place through a Prospectus offering. The Prospectus for the PAUZE' U.S. GOVERNMENT TOTAL RETURN BOND FUND may be obtained by calling the Fund at 1-800-647-5436 or by writing PAUZE' SWANSON CAPITAL MANAGEMENT CO., 14340 Torrey Chase Boulevard, Suite 170, Houston, Texas 77014. Read the prospectus before sending money. Past performance does not guarantee future return. Net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Like all mutual funds, neither the fund or its shares are insured or guaranteed by the U.S. Government.

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The PAUZE' OUTLOOK is a publication of PAUZE' SWANSON  CAPITAL  MANAGEMENT  CO.,
14340 Torrey Chase Boulevard, Suite 170, Houston, Texas 77014. 1-800-647-5436. Annual subscription is $250 and may be placed by calling 1-800-647-5436 or by sending a check to the address above. BANDED DURATION(R) method of investing is a copyright of PAUZE' SWANSON. All rights reserved.